UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Las Vegas Sands Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Important Notice of Availability of Proxy Materials for the Virtual Annual Meeting of Stockholders of

LAS VEGAS SANDS CORP.

To Be Held On:

May 9, 2024 at 11:00 am (Pacific Time)

Virtually at https://web.lumiagm.com/282745561

COMPANY NUMBER

ACCOUNT NUMBER

CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before April 29, 2024.

Please visit https://investor.sands.com/annual-meeting/default.aspx, where the following materials are available for view:

• Notice of Virtual Annual Meeting of Stockholders
• Proxy Statement
• Form of Electronic Proxy Card
• Annual Report
TO REQUEST MATERIALS:	TELEPHONE: 888-Proxy-NA (888-776-9962) or 201-299-6210 (for international callers)
E-MAIL: help@equiniti.com
WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM EST the day before the meeting date.

VIRTUALLY AT THE MEETING: The Company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit https://web.lumiagm.com/282745561 and be sure to have your control number available. The meeting password is sands2024.

TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. You may vote by phone until 11:59 PM EST the day before the meeting.

MAIL: You may request a card by following the instructions above. Mailed proxies must be received by May 8, 2024, in order for your vote to be counted.

1. ELECTION OF DIRECTORS:	2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.
NOMINEES: (1) Robert G. Goldstein (2) Patrick Dumont (3) Irwin Chafetz (4) Micheline Chau (5) Charles D. Forman (6) Lewis Kramer (7) Alain Li

3.  An advisory (non-binding) vote to approve the compensation of the named executive officers.

4.  Approval of the amendment and restatement of the 2004 Equity Award Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE SEVEN DIRECTOR NOMINEES LISTED IN PROPOSAL NO. 1 AND “FOR” PROPOSALS NO. 2, 3 AND 4.

Please note that you cannot use this notice to vote by mail.

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Your Vote Counts! LAS VEGAS SANDS CORP. 2024 Virtual Annual Meeting Vote by May 8, 2024 11:59 PM ET

You invested in LAS VEGAS SANDS CORP. and it’s time to vote!

You have the right to vote on proposals being presented at the Virtual Annual Meeting. This is an important notice regarding the availability of proxy materials for the virtual stockholder meeting to be held on May 9, 2024.

Get informed before you vote

View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 25, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users Point your camera here and vote without entering a	Vote Virtually at the Meeting* May 9, 2024 11:00 AM PDT
control number	To be held virtually at https://web.lumiagm.com/282745561 The meeting password is sands2024.

*If you choose to vote these shares virtually at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming virtual stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items			Board Recommends
1.	Election of Directors
Nominees:
	01) Robert G. Goldstein 02) Patrick Dumont 03) Irwin Chafetz 04) Micheline Chau	05) Charles D. Forman 06) Lewis Kramer 07) Alain Li	For
2.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.		For
3.	An advisory (non-binding) vote to approve the compensation of the named executive officers.		For
4.	Approval of the amendment and restatement of the 2004 Equity Award Plan.		For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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